                                                                      EXHIBIT 24

                  CERTIFIED COPY OF RESOLUTION ADOPTED AT THE
                 REGULAR MEETING OF THE BOARD OF DIRECTORS OF
                            UNION ELECTRIC COMPANY
                       HELD ON FRIDAY, DECEMBER 10, 1993
                 --------------------------------------------


        RESOLVED, that the proper officers and directors of this Company be and hereby are authorized and directed to execute the 1993 Annual Report Form 10-K ("Form 10-K") and such amendments thereto as they may deem necessary or desirable; that the name of any officer or director of the Company required to sign such Form 10-K or any amendment thereto, may be signed by C. W. Mueller and/or Donald E. Brandt and/or James C. Thompson, and/or the duly appointed substitute thereof, pursuant to duly executed powers of attorney providing said named persons with, among other things, full power of substitution and revocation; and that the officers of this Company be and hereby are authorized and directed to file such Form 10-K and any amendments thereto with the Securities and Exchange Commission when executed by or on behalf of the proper officers and the directors of the Company.


                                          I hereby certify that the foregoing is
                                   a true and correct copy of resolution adopted at the regular meeting of the Board of Directors of Union Electric Company, held pursuant to due notice on Friday, December 10, 1993 at the General Office Building of the Company, St. Louis, Missouri, and that such resolution is still in full force and effect.

                                   March 29, 1994

                                     /s/ James C. Thompson
                                            Secretary


[CORPORATE SEAL]

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles W. Mueller hereby appoints Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as President (Principal Executive Officer) and a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.

                                       /s/ C. W. Mueller                 (L.S.)
                                     ------------------------------------


 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Charles W. Mueller, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                      Barbara Lungwitz
                                            Notary Public - State of Missouri
 [Seal]                                    My Commission Expires Sept. 2, 1995
                                                     City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Donald E. Brandt hereby appoints Charles W. Mueller and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as Senior Vice President (Principal Accounting and Financial Officer) of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                     /s/ Donald E. Brandt                 (L.S.)
                                    --------------------------------------


 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Donald E. Brandt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                      Barbara Lungwitz
                                            Notary Public - State of Missouri
 [Seal]                                    My Commission Expires Sept. 2, 1995
                                                     City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Sam B. Cook hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                       /s/ Sam B. Cook                    (L.S.)
                                     -------------------------------------



 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Sam B. Cook, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                   /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                      Barbara Lungwitz
                                            Notary Public - State of Missouri
 [Seal]                                    My Commission Expires Sept. 2, 1995
                                                     City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned William E. Cornelius hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of February, 1994.
                                       /s/ W. E. Cornelius                (L.S.)
                                     -------------------------------------



 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 5th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared William E. Cornelius, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                   /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                     Barbara Lungwitz
                                            Notary Public - State of Missouri
 [Seal]                                    My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas A. Hays hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                       /s/ Thomas A. Hays                 (L.S.)
                                     -------------------------------------


 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Hays, known to me to be the person dscribed in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                   /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                      Barbara Lungwitz
                                            Notary Public - State of Missouri
 [Seal]                                    My Commission Expires Sept. 2, 1995
                                                     City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas H. Jacobsen hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of February, 1994.
                                       /s/ Thomas H. Jacobsen             (L.S.)
                                     -------------------------------------



 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 10th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Thomas H. Jacobsen, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Joy L. Moore
                                         ---------------------------------------

 Joy L. Moore
 Notary Public - Notary Seal
 STATE OF MISSOURI
 St. Louis City
 My Commission Expires: Oct. 22, 1996

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.

                                       /s/ Richard A. Liddy               (L.S.)
                                     -------------------------------------



 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Liddy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Karen Little
                                         ---------------------------------------

 KAREN LITTLE
 NOTARY PUBLIC - NOTARY SEAL
 STATE OF MISSOURI
 ST. LOUIS COUNTY
 MY COMMISSION EXP. APR 4, 1994

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned John Peters MacCarthy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of February, 1994.

                                       /s/ John Peters MacCarthy          (L.S.)
                                     -------------------------------------



 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 7th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared John Peters MacCarthy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                       /s/ Linda M. Dougherty
                                     ---------------------------------------
                                               Linda M. Dougherty
                                         Notary Public - State of Missouri
 [Seal]                                 My Commission Expires Dec. 14, 1997
                                                St. Louis County

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, Jr. hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.

                                      /s/ Paul L. Miller, Jr.            (L.S.)
                                    -------------------------------------



 STATE OF MISSOURI  )
                    )  SS.
 CITY OF ST. LOUIS  )

         On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Paul L. Miller, Jr., known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                   /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                      Barbara Lungwitz
                                            Notary Public - State of Missouri
 [Seal]                                    My Commission Expires Sept. 2, 1995
                                                     City of St. Louis

                          POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS: That the undersigned Robert H. Quenon hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of February, 1994.

                                   /s/ Robert H. Quenon          (L.S.)
                                   -------------------------------

STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

  On this 8th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Robert H. Quenon, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

  IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                            /s/ Barbara Lungwitz
                                   -------------------------------------
                                                Barbara Lungwitz
                                       Notary Public - State of Missouri
[SEAL]                               My Commission Expires Sept. 2, 1995
                                             City of St. Louis

                               POWER OF ATTORNEY
                               -----------------

  KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
  IN WITNESS HEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.

                                              /s/ Harvey Saligman         (L.S.)
                                             -----------------------------



STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

  On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

  IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Barbara Lungwitz
                                             ------------------------------
                                                    Barbara Lungwitz
                                            Notary Public--State of Missouri
[Seal]                                    My Commission Expires Sept. 2, 1995
                                                   City of St. Louis

                            POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to the 1993 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virture hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 16th day of February, 1994.

                                         /s/ Janet M. Weakley           (L.S.)
                                         -------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

  On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Janet McAfee Weakley, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

  IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                               /s/ Kathleen D. O'Reilly
                                         ----------------------------------

Kathleen D. O'Reilly
Notary Public - Notary Seal
State of Missouri
St. Louis County
My Commission Exp. June 3, 1997